THE NEW ECONOMY FUND
                              333 South Hope Street
                          Los Angeles, California 9007
                   Telephone (213) 486-9320 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1 and 74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 74U1 and 74U2
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Number of shares outstanding

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Share Class               Shares Outstanding
                            (000's omitted)
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Class A            372,520
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Class B            7,433
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Class C            2,066
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Class F            1,728
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Total              383,747
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Class 529-A        755
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Class 529-B        143
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Class 529-C        199
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Class 529-E        36
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Class 529-F        9
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Class R-1          38
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Class R-2          687
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Class R-3          585
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Class R-4          405
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Class R-5          2,118
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Total              4,975
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

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                            Net Asset Value
Share Class                    Per Share
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Class A                 $15.64
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Class B                 $15.24
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Class C                 $15.20
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Class F                 $15.61
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Class 529-A             $15.64
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Class 529-B             $15.46
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Class 529-C             $15.47
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Class 529-E             $15.59
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Class 529-F             $15.64
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Class R-1               $15.54
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Class R-2               $15.53
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Class R-3               $15.60
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Class R-4               $15.65
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Class R-5               $15.70
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